NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

NF ENERGY SAVING CORPORATION

COMMON STOCK PURCHASE WARRANT

(Subject to transfer restrictions.)

Original Issue Date: _______, 2010	Number of Warrant Shares: _______

1.           Warrant.

FOR VALUE RECEIVED, subject to the provisions hereinafter set forth, the undersigned, NF Energy Saving Corporation, a corporation incorporated under the laws of the State of Delaware (together with its successors and assigns, the “Company”), hereby grants to __________ with offices at ____________________ (the “Holder”), the right to purchase up to _______ shares of common stock, par value $0.001 per share (the “Common Stock”), from the Company (each such share a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price of $4.00 per share, as adjusted from time to time as provided in Section 5 (the “Exercise Price”), at any time and from time to time commencing three months after the date hereof and through and including 5:00 p.m., New York City time, on ______, 2015 (the “Expiration Date”).

2.           Exercise.

2.1           Exercise Form.  In order to exercise this Warrant, the Notice of Exercise in the form attached hereto must be duly executed and completed and delivered to the Company, together with this Warrant and payment of the Exercise Price for the Warrant Shares being purchased. Payment of the Exercise Price shall be paid in cash, by certified check or wire transfer. If this Warrant shall not be exercised at or before 5:00 p.m., New York City time, on the Expiration Date, this Warrant shall become and be void without further force or effect, and all rights represented hereby shall cease and expire.

2.2           Legend.  Each certificate for Warrant Shares issued under this Warrant shall bear a legend as follows, unless such Warrant Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act"):

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

3.           Transfer.

3.1           General Restrictions.  The registered Holder of this Warrant, by its acceptance hereof, agrees that it will not sell, transfer or assign or hypothecate this Warrant to anyone except upon compliance with, or pursuant to exemptions from, applicable Federal, national, state and local securities laws.  In order to make any permitted assignment, the Holder must deliver to the Company the assignment form attached hereto duly executed and completed, together with this Warrant and payment of all transfer taxes, if any, payable in connection therewith.  The Company shall immediately transfer this Warrant on the books of the Company and shall execute and deliver a new Warrant or Warrants substantially similar in all material terms to the appropriate assignee(s) expressly evidencing the right and obligation to purchase the aggregate number of shares of Common Stock purchasable hereunder or such portion of such number as shall be contemplated by any such assignment.

3.2           Restrictions Imposed by the Securities Act.  This Warrant and the Warrant Shares underlying this Warrant shall not be transferred unless and until (i) the Company has received the opinion of counsel for the Holder that such securities may be transferred without compliance with the registration requirements under Section 5 of the Securities Act, which opinion is reasonably satisfactory to the Company, or (ii) a registration statement relating to such Warrant Shares has been filed by the Company and declared effective by the Securities and Exchange Commission.

4.           New Warrants to be Issued.

4.1           Partial Exercise or Transfer.  Subject to the restrictions set forth herein, this Warrant may be exercised or assigned in whole or in part.  In the event of the exercise or assignment hereof in part only, upon surrender of this Warrant for cancellation, together with the duly executed exercise or assignment form and satisfaction of the Exercise Price and/or transfer tax, if applicable, the Company shall cause to be delivered to the Holder without charge a new Warrant or Warrants substantially similar in all material terms to this Warrant in the name of the Holder evidencing the right of the Holder to purchase the aggregate number of shares of Common Stock purchasable hereunder as to which this Warrant has not been exercised or assigned.

4.2           Lost Certificate.  Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant (or an affidavit from the Holder certifying the same) and of reasonably satisfactory indemnification, the Company shall execute and deliver a new Warrant or Warrants substantially similar in all material terms and date. Any such new Warrant executed and delivered as a result of such loss, theft, mutilation or destruction shall constitute a substitute contractual obligation on the part of the Company.

5.           Adjustments.

5.1          Adjustments to Exercise Price and Number of Securities.  The Exercise Price and the number of shares of Common Stock underlying this Warrant shall be subject to adjustment from time to time as hereinafter set forth:

5.1.1           Stock Dividends - Recapitalization, Reclassification, Split-Ups.  If after the date hereof, and subject to the provisions of Section 5.2, the number of outstanding shares of Common Stock is increased by a stock dividend on the Common Stock payable in shares of Common Stock or by a split-up, recapitalization or reclassification of shares of Common Stock or other similar event, then, on the effective date thereof, the number of shares of Common Stock issuable on exercise of this Warrant shall be increased in proportion to such increase in outstanding shares.

5.1.2           Aggregation of Shares.  If, after the date hereof and subject to the provisions of Section 5.2, the number of outstanding shares of Common Stock is decreased by a consolidation, combination or reclassification of shares of Common Stock or other similar event, then, upon the effective date thereof, the number of shares of Common Stock issuable on exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

5.1.3           Adjustments in Exercise Price.  Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted, as provided in this Section 5.1, the Exercise Price shall be adjusted (to the nearest cent) by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of this Warrant immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

5.1.4           Replacement of Securities upon Reorganization, etc.   In case the Company at any time prior to the Expiration Date shall consolidate with or merge into any other person, company or entity and the Company shall not be the continuing or surviving corporation of such consolidation or merger (each, a “Triggering Event”), the Holder of this Warrant shall have the right, upon the exercise hereof at any time after  the consummation of such Triggering Event, but prior to the Expiration Date and to the extent this Warrant is not exercised prior to such Triggering Event, to receive, and shall accept, at the aggregate Exercise Price in effect at the time immediately prior to the consummation of such Triggering Event, in lieu of the shares of Common Stock issuable upon such exercise of this Warrant prior to such Triggering Event, the securities and/or cash to which such Holder would have been entitled upon the consummation of such Triggering Event, if such Holder had exercised the rights represented by this Warrant immediately prior thereto, subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for in this Section 5.

5.1.5           Issuance of  Additional Warrants.  If, during the period of one year after the original issuance date of this Warrant:

(a)           the Company, in connection with a private placement of its securities in which Rodman & Renshaw, LLC acts as the lead placement agent (the “Rodman Offering”), issues any warrants having an exercise price less than the Exercise Price (then in effect), then the Exercise Price (then in effect) will be reduced to such lower exercise price; or

(b)           the Company issues any warrants having an exercise price less than the Exercise Price (then in effect), then the Exercise Price (then in effect) will be reduced to such lower exercise price.  The foregoing adjustment will be made whenever the Company issues warrants. The foregoing adjustment to the Exercise Price will not apply to any sales by the Company of any securities (i) if the sale of the securities is for other than capital raising purposes, (ii) if the sale of the securities is in connection with or occurs after a private placement or public offering of Company securities, where the Company receives at least $3,000,000 in gross proceeds, (iii) if the sale of the securities occurs after the Warrant Shares are registered for resale pursuant to an effective registration statement filed with the Securities and Exchange Commission, or (iv) if the sale of securities is made in connection with the Rodman Offering.

5.1.6           Changes in Form of Warrant.  The form of this Warrant need not be changed because of any adjustments in the Exercise Price or the number and kind of securities issuable upon the exercise of this Warrant.

5.2          Elimination of Fractional Interests.  The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of this Warrant, nor shall it be required to issue scrip or pay cash in lieu of any fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock or other securities, properties or rights.

6.           Validity and Reservation.  The Company represents and warrants that this Warrant has been duly authorized and validly issued and is the binding obligation of the Company enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights. The Company shall reserve and keep available out of its authorized but unissued shares of Common Stock such number of shares of Common Stock for which this Warrant may from time to time be issuable. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefore, the Warrant Shares shall be duly and validly issued, fully paid and non-assessable and not subject to preemptive rights of any stockholder.

7.           Certain Notice Requirements.

7.1           Holder's Right to Receive Notice.  Nothing herein shall be construed as conferring upon the Holder the right to vote or consent or to receive notice as a stockholder for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company with respect to this Warrant or the Warrant Shares.  If, however, at any time prior to the Expiration Date, any of the events described in Section 7.2 shall occur, then the Company shall give written notice of such event at least ten days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, conversion or exchange of securities or subscription rights, or entitled to vote on a proposed dissolution, liquidation, winding up or sale of all or substantially all of its property, assets and business.  The notice shall specify the record date or the date of the closing of the transfer books, as the case may be.

7.2           Events Requiring Notice.  The Company will use its reasonable commercial efforts to give the notice described in this Section 7 upon one or more of the following events:  (i) if the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend, distribution, conversion of or in respect of its Common Stock, (ii) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefore, (iii) a merger or reorganization in which the Company is not the surviving party, or (iv) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business shall be proposed.

7.3           Notice of Change in Exercise Price.  The Company promptly after an event requiring a change in the Exercise Price pursuant to Section 5 hereof, will send notice to the Holders of such event and change (“Price Notice”).  The failure to give such notice will not be a material breach of this Warrant.

7.4           Transmittal of Notices.  All notices, requests, consents and other communications under this Warrant shall be in writing and shall be deemed to have been duly made on the date of delivery if delivered personally or sent by overnight courier, with acknowledgment of receipt by the party to which notice is given, or on the fifth day after mailing if mailed to the party to whom notice is to be given, by registered or certified mail, return receipt requested, postage prepaid and properly addressed as follows:  (i) if to the registered Holder of this Warrant, to the address of such Holder as shown on the books of the Company, or (ii) if to the Company, to its principal executive office.

8.           Registration Rights.

8.1           Piggyback Registration Rights.  If, at any time there is not an effective registration statement covering the resale of the Warrant Shares (for purposes of this Section 8, the “Registrable Securities”), the Holder of this Warrant shall have the right, until such time as the Holder may sell the Registrable Securities without regard to the holding period requirements pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Act”), to include, to the extent allowed by the Securities and Exchange Commission, all or any of the Registrable Securities as part of any registration of securities filed by the Company, other than on Form S-4 or Form S-8 or their then equivalents. However, if, in the written opinion of the Company's managing underwriter or underwriters, if any, for such offering (the “Underwriter”), the inclusion of the Registrable Securities, when added to the securities being registered by the Company or the other selling stockholder(s), will exceed the maximum amount of the Company’s securities which can be marketed (i) at a price reasonably related to their then current market value, or (ii) without materially and adversely affecting the entire offering, the Holder agrees that the Registrable Securities held by the Holder, together with any other securities being registered pursuant to any other piggyback registration right, shall be removed from the registration statement, pro rata based on the number of securities being registered for such holders of piggyback registration rights.

For purposes of clarity of the above provisions, in the event any or all of the Holder’s Registrable Securities are not included in a registration statement due to Underwriter cutbacks, the Company shall not be required to prepare and file any additional registration statement.  However, to the extent there are any Registrable Securities which have not been heretofore registered, the Holder will have the right to include those Registrable Securities on any subsequent registration statement pursuant to the piggyback registration rights set forth in this Section 8.1.

8.2           Registration Terms.  The Company shall bear all fees and expenses attendant to registering the Registrable Securities, but the Holder shall pay any and all underwriting and other selling commissions and the expenses of any legal counsel selected by the Holder to represent it in connection with the sale of the Registrable Securities. In the event of such a proposed registration, the Company shall furnish the then Holder of outstanding Registrable Securities with not less than twenty days written notice prior to the proposed date of filing of such registration statement. The Holder of the Registrable Securities shall exercise the piggyback rights provided for herein by giving written notice, within ten days of the receipt of the Company’s notice of its intention to file a registration statement. The Company shall cause any registration statement filed pursuant to the above piggyback rights to remain effective until the earlier of (i) all Registrable Securities thereunder have been sold, (ii) the date on which the Holder may sell the Registrable Securities without regard to the holding period requirements pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Act”), or any successor rule, or (iii) one year from the date of effectiveness of such registration statement.

8.3           Indemnification.

(a)           The Company shall indemnify the Holder of the Registrable Securities to be sold pursuant to any registration statement hereunder and each person, if any, who controls such Holder, within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement.  The Holder of the Registrable Securities to be sold pursuant to such registration statement shall indemnify the Company against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which it may become subject under the Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holder, in writing, for specific inclusion in such registration statement, provided, however, that the obligation to indemnify shall be limited to the amount of the proceeds received by the Holder from the sale of the Registrable Securities pursuant to the registration statement.

(b)           If any action is brought against a party hereto, ("Indemnified Party") in respect of which indemnity may be sought against the other party ("Indemnifying Party"), such Indemnified Party shall promptly notify Indemnifying Party in writing of the institution of such action and Indemnifying Party shall assume the defense of such action, including the fees of counsel reasonably satisfactory to the Indemnified Party.  Such Indemnified Party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) Indemnifying Party shall not have employed counsel to defend such action, or (iii) Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which may result in a conflict between the Indemnified Party and Indemnifying Party (in which case Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events, the reasonable fees and expenses of not more than one additional firm of attorneys designated in writing by the Indemnified Party shall be borne by Indemnifying Party.  Notwithstanding anything to the contrary contained herein, if Indemnified Party shall assume the defense of such action as provided above, Indemnifying Party shall not be liable for any settlement of any such action effected without its written consent.

(c)           If the indemnification provided for hereunder is finally judicially determined by a court of competent jurisdiction to be unavailable to an Indemnified Party (other than as a consequence of a final judicial determination of willful misconduct, bad faith or gross negligence of such Indemnified Party), then Indemnifying Party agrees, in lieu of indemnifying such Indemnified Party, to contribute to the amount paid or payable by such Indemnified Party (i) in such proportion as is appropriate to reflect the relative benefits received, or sought to be received, by Indemnifying Party on the one hand and by such Indemnified Party on the other or (ii) if (but only if) the allocation provided in clause (i) of this sentence is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in such clause (i) but also the relative fault of Indemnifying Party and of such Indemnified Party; provided, however, that in no event shall the aggregate amount contributed by the Holder exceed the amount of the proceeds received by the Holder from the sale of the Registrable Securities pursuant to the registration statement.

(d)           The rights accorded to Indemnified Parties hereunder shall be in addition to any rights that any Indemnified Party may have at common law, by separate agreement or otherwise.

9.           Miscellaneous.

9.1           Headings.  The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Warrant.

9.2           Entire Agreement.  This Warrant constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

9.3           Binding Effect.  This Warrant shall inure solely to the benefit of and shall be binding upon, the Holder and the Company and their respective successors, legal representatives and permitted assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Warrant or any provisions herein contained.

9.4           Governing Law; Submission to Jurisdiction.  This Warrant shall be governed by and construed and enforced in accordance with the law of the State of Delaware, without giving effect to conflict of laws. The parties hereby agree that any action, proceeding or claim against it arising out of, or relating in any way to this Warrant shall be brought and enforced in the courts of the State of New York or of the United States of America in the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The parties hereby waive any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any process or summons to be served upon a party may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address for notices as contemplated in Section 7.4 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon such party in any action, proceeding or claim. The parties agree that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefore.

9.5           Waiver, Etc.  The failure of the Company or the Holder to at any time enforce any of the provisions of this Warrant shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Warrant or any provision hereof or the right of the Company or any Holder to thereafter enforce each and every provision of this Warrant. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Warrant shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

9.6           Enforcement.  In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

9.7           Amendments.  No amendment or variation of this specific Warrant shall be effective unless made in writing and signed by the persons subject thereto.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the date first set forth above.

NF ENERGY SAVING CORPORATION

By:
Name: Gang Li
Title: Chief Executive Officer

[Signature page to Warrant]

Form of
Notice of Exercise
(to be executed by the Holder)

To NF Energy Saving Corporation:

The undersigned hereby elects irrevocably to exercise this Warrant on ______________ (date), and to purchase thereunder _____________ full shares of NF Energy Saving Corporation common stock issuable upon exercise of the Warrant and delivery of $_________ (in specie, certified check, or wire transfer as provided for in the foregoing Warrant) and any applicable taxes payable by the undersigned pursuant to such Warrant.

The undersigned requests that certificates for such shares be issued in the name of:

(Please print name, address and social security or federal employer identification number (if applicable))

If the shares issuable upon this exercise of the Warrant are not all of the Warrant Shares which the Holder is entitled to acquire upon the exercise of the Warrant, the undersigned requests that a new Warrant evidencing the rights not so exercised be issued in the name of and delivered to:

(Please print name, address and social security or federal employer identification number (if applicable))

Date: _______________________	Name of Holder (print): ___________________________

(Signature):

(By:)

(Title:)

Dated:

Note: Signature must conform in all respects to the name of the Warrant Holder as specified on the face of the Warrant.

Form to be used to assign Warrant where permitted:

ASSIGNMENT

(To be executed by the registered Holder to effect a transfer of the within Warrant):

FOR VALUE RECEIVED, and subject to the limitations set forth in the Warrant, the Holder,  ________________________________,  does hereby sell, assign and transfer unto _________________________________ the right to purchase _____________________ shares of Common Stock of NF Energy Saving Corporation ("the Company") evidenced by the within Warrant and does hereby authorize the Company to transfer such right on the books of the Company.

Dated:____________________, 20___
Name of Warrant Holder:

(Print)

(By:)

(Name:)

(Title:)

Note: Signature must conform in all respects to name of Warrant Holder as specified on the face of the Warrant.